UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                 FORM 8-K/A

                               CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  August 18, 2006


                            MONARCH SERVICES, INC.
                            ----------------------
           (Exact name of registrant as specified in its charter)


      Maryland                          000-08512               52-1073628
      --------                          ---------               ----------
(State or other jurisdiction      (Commission file number)    (IRS Employer
of incorporation or organization)                          Identification No.)


                   4517 Harford Road, Baltimore, Maryland 21214
                   --------------------------------------------
                (Address of principal executive offices) (Zip Code)


     Registrant's telephone number, including area code:  (410) 254-9200
                                                          --------------


                                      N/A
                                      ---
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





                              Explanatory Note
                              ----------------


This amendment on Form 8-K/A amends the Current Report on Form 8-K filed by Monarch Services, Inc. (the "Registrant") on August 23, 2006 and is being filed to file certain exhibits that were inadvertently excluded from the initial filing.

                INFORMATION TO BE INCLUDED IN THE REPORT

Item 9.01 Financial Statements and Exhibits

(c)  Exhibits:

       2.1 Asset Purchase Agreement dated August 18, 2006 (incorporated by reference to Exhibit 2.1 of the registrant's Form 8-K filed on August 23, 2006)

      10.1 Non-Negotiable Secured Promissory Note of Girls' Life Acquisition Corporation

      10.2  Stock Pledge Agreement between Karen Bokram and Girls' Life, Inc.





                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           MONARCH SERVICES, INC.


Date: December 7, 2006                     By: /s/ Jackson Y. Dott
                                               -------------------
                                               Jackson Y. Dott
                                               President and CEO






                                  EXHIBIT INDEX

     Exhibit
     Number   Description
     -------  -----------


      2.1 Asset Purchase Agreement dated August 18, 2006 (incorporated by reference to Exhibit 2.1 of the registrant's Form 8-K filed on August 23, 2006)

     10.3 Non-Negotiable Secured Promissory Note of Girls' Life Acquisition Corporation

     10.4     Stock Pledge Agreement between Karen Bokram and Girls' Life,
              Inc